Exhibit 10.24(g)

AMENDED AND RESTATED SECOND AMENDMENT TO

REAL ESTATE BROKERAGE FRANCHISE AGREEMENT

(Residential Exclusivity Amendment)

This Amended and Restated Second Amendment to Real Estate Brokerage Franchise Agreement (“Restated Exclusivity Amendment”) is made and entered into this 30th day of January, 2009 (the “Effective Date”) by and between Prudential Real Estate Affiliates, Inc., a Delaware corporation (“Franchisor”), and Watermark Realty. Inc., a Delaware corporation doing business in the state of Florida as Prudential Florida Realty (“Franchisee”), with reference to the following facts:

A.    Franchisor and Franchisee are parties to that certain Real Estate Brokerage Franchise Agreement as well as those certain First Amendment to Real Estate Brokerage Franchise Agreement; Second Amendment to Real Estate Brokerage Franchise Agreement (“Second Amendment”), both of which were executed March 4, 2004, that certain First Addendum to the Second Amendment dated June 14, 2005 (“First Addendum”); that certain Third Amendment to Real Estate Brokerage Franchise Agreement dated June 14, 2005 and that certain Fourth Amendment to Real Estate Brokerage Franchise Agreement dated to be effective as of March 29, 2006 (“Fourth Amendment”), and that certain Fifth Amendment to Real Estate Brokerage Franchise Agreement dated December 27, 2007 (“Fifth Amendment”) together with all related Amendments and Addenda thereto (collectively the “Franchise Agreement”). Capitalized terms not defined herein are used as defined in the Franchise Agreement.

B.         Franchisor and Franchisee have determined that they wish to amen and revise the existing Second Amendment, First Addendum and Fourth Amendment referenced above and agree as to other certain matters, all as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

l.     Effect of Amendment and Restatement.   Upon execution of this Restated Exclusivity Amendment, paragraphs 2 through 4 of the Second Amendment; paragraphs 2 through 6 of the First Addendum and paragraphs 2 through 4 of the Fourth Amendment shall be deemed null, void and of no further force and effect and shall be superceded hereby.

2.          Grant of Limited Exclusivity.    Subject to the further provisions of this Restated Exclusivity Amendment, Franchisor agrees that Franchisor will not license any person or entity to use the System by Acting as a Real Estate Broker with respect to residential real estate transactions from business premises owned or leased by such person or entity in the Exclusive Territories (as defined below) during the initial term of the Franchise Agreement which expires on March 3, 2014.  Nothing herein shall limit the right of Franchisor to use, develop or license rights other than the System that is the subject of the Franchise Agreement or to use or license the Service Marks that are part of the System for business purposes other than use of the System, including without limitation the licensing of the service marks in connection with the grant of a commercial only real estate brokerage franchise.  Furthermore, Franchisee acknowledges that nothing herein shall prevent other franchisees of Franchisor who have Locations and places of business outside such Exclusive Territories from Acting as a Real Estate Broker with respect to residential properties located within such Exclusive Territories, and nothing herein shall prevent other franchisees of Franchisor from having Locations and other places of business outside the boundaries of any or all of such Exclusive Territories, as defined below.

3.       Exclusive Territories.  The “Exclusive Territories” consist of the following, each of which shall be a separate and distinct Exclusive Territory:

(a)      The “Charlotte Exclusive Territory” consists of the county of Charlotte in the state of Florida.

(b)      The “Collier-Lee Exclusive Territory” consists of the counties of Collier and Lee in the state of Florida.

(c)         The “Miami-Dade Exclusive Territory” consists of the counties of Dade and Broward in the state of Florida.

(d)      The “West Palm Beach Exclusive Territory” consists of the counties of Martin and West Palm Beach in the state of Florida.

(e)         The “Hillsborough Exclusive Territory” consists of the U.S.P.S. zip codes 33573, 33598, and 33570, each as presently configured, in the state of Florida.

(f)        The “Manatee Exclusive Territory” consists of the geographical area within a two-mile radius (as the crow flies) surrounding Franchisee’s existing Location at: 4520 E. SR 64, Bradenton, Manatee County, Florida, 34208.

4.          Existing Franchisees.  Franchisee acknowledges that other existing franchisees of Franchisor (the “Existing Franchisees”) may currently operate from places of business located within said Exclusive Territories.  The parties agree that, if there are any Existing Franchisees as of the Effective Date, Paragraph 2 of this Restated Exclusivity Amendment shall not apply in any manner to the Existing Franchisees in said Exclusive Territories; and Franchisor may license any Existing Franchisee to use the System by Acting as a Real Estate Broker from the business premises owned or leased by Existing Franchisees in said Exclusive Territories in which such Existing Franchisee currently operates, as well as any new business premises not currently so owned or leased, notwithstanding any change in the ownership or management of such Existing Franchisee.

5.          Effect of Revenue Sharing Arrangements,    Franchisor also hereby agrees that, tor purposes of measuring the Minimum Performance criteria required to maintain an Exclusive Territory any Gross Revenues collected by Franchisee as the result of the award of a new franchise by Franchisor within the respective Exclusive Territory pursuant to any revenue sharing arrangement, shall be added to the Gross Revenues derived from Franchisee’s

Franchised Business in each Anniversary Year and including the Anniversary Year ending March 3, 2014.   Upon expiration or termination of any such revenue sharing arrangement for any reason, this paragraph 5 shall immediately become null and void.

6.          Minimum Performance – Charlotte Exclusive Territory.   Franchisee shall increase its existing Market Share within the Charlotte Exclusive Territory during the remainder of the initial term of the Franchise Agreement by no less than [***]% in each Anniversary Year.  The parties hereto stipulate that Franchisee’s Market Share is presently [***] within the Charlotte Exclusive Territory. Market Share shall be measured as of March 3 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement. Franchisee’s next Measurement Date is March 3, 2009.

Market Share is defined as the percentage that Franchisee’s total closed dollar volume of residential transactions for properties located in the Exclusive Territory for the twelve-month period immediately preceding the Measurement Date bears to the total closed dollar volume of residential transactions of the Punta Gorda MLS® for properties located in the Exclusive Territory over the twelve-month period immediately preceding the Measurement Date (the “Closed Board Volume”). Stated as a mathematical equation:

Market Share=Total Franchisee closed dollar volume in the Exclusive Territory

Closed Board Volume in the Exclusive Territory

Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Closed Board Volume information, Franchisee’s Gross Revenues attributable to residential transactions for property located in the Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Market Share. Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor.  If the Punta Gorda MLS® or its successors cease providing such information, or if the geographical area served by the Punta Gorda MLS® or its successors change at any time or the information otherwise becomes unavailable for any reason, Franchisor shall attempt to obtain such information-from other sources, or if obtaining such information is impractical, Franchisor shall obtain information which is, in Franchisor’s reasonable business judgment, a substitute for such information, in which case the substitute information shall constitute the Franchisee Closed Dollar Volume and Closed Board Volume information used to determine Franchisee’s Market Share.

7.          Minimum Performance- Collier-Lee Exclusive Territory.   Franchisee shall increase its existing Market Share within the Collier-Lee Exclusive Territory over the remainder of the initial term of the Franchise Agreement by no less than [***]% in each Anniversary Year.  The parties hereto stipulate that Franchisee’s Market Share is presently [***] within the Collier Lee Exclusive Territory. Market Share shall be measured as of March 3 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement. Franchisee’s next Measurement Date is March 3, 2009.

Market Share is defined as the percentage that Franchisee’s total closed dollar

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

volume of residential transactions for properties located in the Exclusive Territory for the twelve-month period immediately preceding the Measurement Date bears to the total closed dollar volume of residential transactions of the Sunshine MLS® for properties located in the Exclusive Territory over the twelve-month period immediately preceding the Measurement Date (the “Closed Board Volume”). Stated as a mathematical equation:

Market Share= Total Franchisee closed dollar volume in the Exclusive Territory

Closed Board Volume in the Exclusive Territory

Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Closed Board Volume information, Franchisee’s Gross Revenues attributable to residential transactions for property located in the Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Market Share. Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor. If the Sunshine MLS® or its successors cease providing such information, or if the geographical area served by the Sunshine MLS® or its successors change at any time or the information otherwise becomes unavailable for any reason, Franchisor shall attempt to obtain such information from other sources, or if obtaining such information is impractical, Franchisor shall obtain information which is, in Franchisor’s reasonable business judgment, a substitute for such information, in which case the substitute information shall constitute the Franchisee Closed Dollar Volume and Closed Board Volume information used to determine Franchisee’s Market Share.

8.          Minimum Performance – Miami-Dade Exclusive Territory, Franchisee shall increase its existing Market Share within the Miami-Dade- Exclusive Territory over the remainder of the initial term of the Franchise Agreement by no less than [***]% in each Anniversary Year.  The parties hereto stipulate that Franchisee’s Market Share is presently [***] within the Miami-Dade Exclusive Territory. Market Share shall be measured as of March 3 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement Franchisee’s next Measurement Date is March 3, 2009.

Market Share is defined as the percentage that Franchisee’s total closed dollar volume of residential transactions for properties located in the Exclusive Territory for the twelve-month period immediately preceding the Measurement Date bears to the total closed dollar volume of residential transactions of the Southeast Florida Regional MLS® for properties located in the Exclusive Territory over the twelve month period immediately preceding the Measurement Date (the “Closed Board Volume”). Stated as a mathematical equation:

Market Share= Total Franchisee closed dollar volume in the Exclusive Territory

Closed Board Volume in the Exclusive Territory

Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Closed Board Volume information, Franchisee’s Gross Revenues attributable to residential transactions for property located in the Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

achieved the required Market Share. Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor. If the Southeast Florida Regional MLS® or its successors cease providing such information, or if the geographical area served by the Southeast Florida Regional MLS® or its successors change at any time or the information otherwise becomes unavailable for any reason, Franchisor shall attempt to obtain such information from other sources, or if obtaining such information is impractical, Franchisor shall obtain information which is, in Franchisor’s reasonable business judgment, a substitute for such information, in which case the substitute information shall constitute the Franchisee Closed Dollar Volume and Closed Board Volume information used to determine Franchisee’s Market Share.

9.          Minimum Performance - West Palm Beach Exclusive Territory.  Franchisee shall increase its existing Market Share within the West Palm Beach Exclusive Territory over the remainder of the initial term of the Franchise Agreement by no less than [***]% in each Anniversary Year. The parties hereto stipulate that Franchisee’s Market Share is presently [***] within the West Palm Beach Exclusive Territory. Market Share shall be measured as of March 3 of each calendar year (“Measurement Date”) during the term of the Franchise Agreement. Franchisee’s next Measurement Date is March 3, 2009.

Market Share is defined as the percentage that Franchisee’s total closed dollar volume of residential transactions for properties located in the Exclusive Territory for the twelve-month period immediately preceding the Measurement Date bears to the total closed dollar volume of residential transactions of the Regional MLS® of Florida for properties located in the Exclusive Territory over the twelve-month period immediately preceding the Measurement Date (the “Closed Board Volume”). Stated as a mathematical equation:

Market Share=Total Franchisee closed dollar volume in the Exclusive Territory

Closed Board Volume in the Exclusive Territory

Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Closed Board Volume information, Franchisee’s Gross Revenues attributable to residential transactions for property located in-the Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Market Share. Such information shall be provided on a yearly basis and in such form and at such time as may be directed by Franchisor. lf the Regional  MLS® of Florida or its successors cease providing such information, or if the geographical area served by the Regional MLS® of Florida or its successors change at any time or the information otherwise becomes unavailable for any reason, Franchisor shall attempt to obtain such information from other sources, or if obtaining such information is impractical, Franchisor shall obtain information which is in Franchisor’s reasonable business judgment, a substitute for such information, in which case the substitute information shall constitute the Franchisee Closed Dollar Volume and Closed Board Volume information used to determine Franchisee’s Market Share.

10.   Minimum Performance- Hillsborough Exclusive Territory.  Franchisee shall increase its existing Market Share within the Hillsborough Exclusive Territory over the

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

remainder of the initial term of the Franchise Agreement by no less than [***]% in each Anniversary Year.  The parties hereto stipulate that Franchisee’s Market Share is presently [***] within the Hillsborough Exclusive Territory. Market Share shall be measured as of March 3 of each calendar year (“Measurement Date”) during the term of the Franchisee Agreement. Franchisee’s next Measurement Date is March 3, 2009.

Market Share is defined  as the percentage that Franchisee’s total closed dollar volume of residential transactions for properties located in the Exclusive Territory for the twelve-month period immediately  preceding the Measurement Date bears to the total closed dollar volume of residential transactions of the Mid Florida Regional MLS® for properties located in the Exclusive Territory over the twelve-month period immediately preceding the Measurement Date (the “Closed Board Volume”). Stated as a mathematical equation:

Market Share= Total Franchisee closed dollar volume in the Exclusive Territory

Closed Board Volume in the Exclusive Territory

Within (90) days after any Measurement Date, Franchisee shall provide Franchisor with such Closed Board Volume information, Franchisee’s Gross Revenues attributable to residential transactions for property located in the Exclusive Territory and any other information that is reasonably necessary to enable Franchisor to determine if Franchisee has achieved the required Market Share. Such information shall be provided on a yearly basis and in such form and at such times as may be directed by Franchisor. If the Mid Florida Regional  MLS® or its successors cease providing  such information, or if the geographical area served by the Mid Florida Regional MLS® or its successors change at any time or the information otherwise becomes unavailable for any reason, Franchisor  shall attempt to obtain such information from other sources, or if obtaining such information is impractical, Franchisor shall obtain information which is, in Franchisor’s reasonable business judgment, a substitute for such information, in which case the substitute information shall constitute the Franchisee Closed Dollar Volume and Closed Board Volume information used to determine Franchisee’s Market Share.

11.     Protected Territory- Orlando. Florida.

(a)  So long as Franchisee is in compliance with all terms and conditions of the Franchise Agreement, Franchisor shall not authorize any new franchises in the Counties of Orange, Seminole, Osceola and Lake, in the state of Florida (“Orlando Protected Territory”) until March 14, 2010 (“Conversion to Exclusive Territory Date”). In the event that Franchisor is presented with an opportunity to grant a new franchise within the Orlando Protected Territory, then with the consent of the prospective franchisee, Franchisor shall notify Franchisee to provide Franchisee with the opportunity to approach such inquiring party concerning possible acquisition by Franchisee.

(b)         Conversion to Orlando Exclusive Territory.   Franchisor  agrees  to  grant exclusivity to Franchisee with respect to the Orlando Protected Territory (excepting therefrom any Existing Franchisees as of the date of the grant of exclusivity in accordance

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

with Paragraph 4 outlined above), so long as Franchisee, with Franchisor’s consent, has opened at least one (1) office in the Orlando Protected Territory and has achieved annualized Gross Revenues on a rolling twelve (12) month basis in an amount of no less than Ten Million Dollars ($10,000,000) in the Orlando Protected Territory by the Conversion to Exclusive Territory Date. Should such exclusivity be granted to the Orlando Protected Territory, it shall thereafter be known and defined as the “Orlando Exclusive Territory” and this Restated Exclusivity Amendment shall be amended to include the Orlando Exclusive Territory, with minimum performance parameters to be negotiated in good faith by the parties hereto if exclusivity is achieved.

12.      Protected Territory  Counties of lndianRiver and St. Lucie, Florida.

(a)         Indian River/St. Lucie Protected Territory. So long as Franchisee is in compliance with all terms and conditions of the Franchise Agreement, Franchisor shall not approve any new franchises in the Counties of Indian River or St. Lucie, State of Florida (the “Indian River/St Lucie Protected Territory”) until March 14, 2010. In the event, that Franchisor is presented with an opportunity to grant a new franchise within the Indian River/St. Lucie Protected Territory, then with the consent of the prospective franchisee, Franchisor shall notify Franchisee, to provide Franchisee with the opportunity to approach such inquiring party concerning possible acquisition by Franchisee.

(b)         Conversion to Exclusive Territory.     Franchisor  agrees to grant exclusivity to Franchisee with respect to the Indian River/St. Lucie Protected  Territory (excepting therefrom any Existing Franchisees as of the date of the grant of exclusivity in accordance with Paragraph 4 outlined above), so long as Franchisee, with Franchisor’s consent, has opened at least one (1) office in Indian River County or St. Lucie County and has achieved annualized Gross Revenues on a rolling twelve (12) month basis in an amount of no less than Four Million Dollars ($4,000,000) in the Indian River/St. Lucie Protected Territory by the Conversion to Exclusive Territory Date. Should such exclusivity be granted to the Indian River/St. Lucie Protected Territory, it shall thereafter be known and defined as the “Indian River/St. Lucie Exclusive Territory” and this Restated  Exclusivity Amendment shall be amended to include the Indian River/St. Lucie Exclusive Territory, with minimum performance parameters to be negotiated in good faith by the parties hereto if exclusivity is achieved..

13.      Termination of Exclusivity.

(a)    If Franchisee fails to maintain or increase its Gross Revenues in any Anniversary Year as measured on any Measurement Date as set forth above for an Exclusive Territory, then all rights and obligations of Franchisor and Franchisee with respect to any Exclusive Territory which Franchisee has either failed to meet the minimum performance criteria for or provide such information for, shall terminate thirty (30) days after notice from Franchisor to Franchisee without opportunity to cure.

(b)         If any payments of Continuing Royalty, Advertising Fees, or any other amounts due to Franchisor from Franchisee  under the terms of the Franchise

Agreement, or under any other agreement to which both Franchisor and Franchisee or any of Franchisee’s affiliates or Equity Holders are a party, are delinquent and unpaid for  30 days; then all rights and obligations of Franchisee and Franchisor under this Restated Exclusivity Amendment shall terminate thirty (30) days after notice from Franchisor to Franchisee, without opportunity to cure.

(c)     If Franchisee is in material breach (other than a payment  default described in subparagraph b), above) of any provision of the Franchise Agreement, or any other agreement to which both Franchisor or any of its affiliates and either Franchisee or any of its affiliates or Equity Holders are party, for 30 days after written notice and demand to cure from Franchisor; then all rights and obligations of Franchisee and Franchiser under this Restated Exclusivity Amendment with respect to the Exclusive Territory shall terminate thirty (30) days after notice from Franchisor to Franchisee, without further opportunity to cure.

(d)     If Franchisee does not execute a renewal franchise agreement in accordance with paragraph 6.02(a)(ii) of the Franchise Agreement within the time permitted, then Franchisor shall have the right to immediately begin the marketing of new franchises.

14.     Except as modified herein, all other terms and conditions of the Franchise Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Restated Exclusivity Amendment to be executed on or as of the date indicated above.

FRANCHISEE:

WATERMARK REALY, INC.
a Delaware corporation

By:	/s/ Rei Mesa
Rei Mesa
Its:	President

FRANCHISOR:

PRUDENTIAL REAL ESTATE AFFILAITES, INC.
a Delaware corporation

By:	/s/ John Van Der Wall
John Van Der Wall
Its:	Chairman

By:	/s/ David S. Beard

David S. Beard
Its:	Vice President, Corporate Counsel
and Assistant Secretary